                                                                  EXHIBIT (a)(6)

                    FORM OF STATEMENT OF STOCK OPTION GRANTS
                                 SEPRACOR INC.
                     OPTIONEE ACTIVITY FOR ALL SHAREHOLDERS
             ALL TYPES--ALL PLANS, ALL GRANTS, AS OF JUNE 11, 2002

 OPTION HOLDER NAME                                                                                          GRANT
  PLAN / NEXT VEST     GRANT NO.                              TYPE                                           DATE
 ------------------    ---------   -----------------------------------------------------------   -----------------------------
[Insert Name and
Address]               (Tax ID)
Plan / Next Vest:        [--]                      [Insert Date] [Insert Type]                           [Insert Date]

Plan / Next Vest:        [--]                      [Insert Date] [Insert Type]                           [Insert Date]

Plan / Next Vest:        [--]                      [Insert Date] [Insert Type]                           [Insert Date]
                       ---------   -----------------------------------------------------------   -----------------------------

Totals for [Insert Name]

                                                                                                    EXPIRED
 OPTION HOLDER NAME                                                                 SUBJECT TO     CANCELLED
  PLAN / NEXT VEST              SHARES             PRICE      VESTED    EXERCISED   REPURCHASE    OR AMENDED    OUTSTANDING
 ------------------    ------------------------   --------   --------   ---------   -----------   -----------   -----------
[Insert Name and
Address]
Plan / Next Vest:               [   ]                $
Plan / Next Vest:               [   ]                $
Plan / Next Vest:               [   ]                $
                       ------------------------   --------     ---         ---          ---           ---           ---
Totals for [Insert Na           [   ]                $
                       ========================   ========     ===         ===          ===           ===           ===


 OPTION HOLDER NAME    OUTSTANDING   OUTSTANDING
  PLAN / NEXT VEST      UN-VESTED    EXERCISABLE
 ------------------    -----------   -----------
[Insert Name and
Address]
Plan / Next Vest:
Plan / Next Vest:
Plan / Next Vest:
                           ---           ---
Totals for [Insert Na
                           ===           ===